EXHIBIT 32.01

Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Concur Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Steven Singh, as President, Chief Executive Officer, and Chairman of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

By	/s/ S. Steven Singh
S. Steven Singh President, Chief Executive Officer and Chairman of the Board

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.